August 31, 2020

Supplement

SUPPLEMENT DATED AUGUST 31, 2020 TO THE SUMMARY PROSPECTUS OF
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2020

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day implementation of the Fund's overall strategy and portfolio construction is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Jim Caron	Managing Director	October 2014
Richard Ford	Managing Director	October 2014
Michael Kushma	Managing Director	April 2014
Christian G. Roth	Managing Director	March 2010
Utkarsh Sharma	Executive Director	August 2020

Please retain this supplement for future reference.

IFIGFIOSUMPROSPT 8/20